UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

INVESTNET, INC.
(Name of Registrant as Specified In Its Charter)

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INVESTNET, INC.

NO. 99 TAIBEI ROAD
LIMIN ECONOMY AND TECHNOLOGY DEVELOPING DISTRICT
HARBIN, P. R. C.
ZIP CODE: 150025

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This information statement (the “Information Statement”) is being furnished to the stockholders of record of Investnet, Inc., a Nevada corporation (the “Company”) as of the close of business on July 20, 2005 (the “Record Date”), in connection with the following actions taken by written consent by a majority of the stockholders of the Company: an amendment and restatement of the Company’s Articles of Incorporation (i) effecting a 70 for 1 reverse split (the “Reverse Split”) of the Company’s issued and outstanding common stock, $.001 par value (the “Common Stock”) and (ii) changing the name of the Company to “China Kangtai Cactus Bio-Tech Inc.” (the “Amendment”). The form of the Reverse Split and the Amendment are attached hereto as Exhibit “A”. References to “we”, “us”, and “our” refer to the Company.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the Transactions, as defined below, and on the combined company’s financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE REVERSE SPLIT AND THE AMENDMENT

On July 20, 2005, the Company’s Board of Directors unanimously approved and ratified the Reverse Split and the Amendment, subject to the approval of the Company’s stockholders. The Record Date of July 20, 2005 was established by the Company’s Board of Directors for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Reverse Split and the Amendment. On the Record Date, stockholders owning 112,721,068 shares of the Company’s 200,000,000 issued and outstanding shares of Common Stock approved the Reverse Split and the Amendment. Because this action was approved by shares representing greater than a majority of the outstanding shares of Common Stock by action taken without a meeting in accordance with Nevada law, no further vote of our stockholders is required.

On the effective date of the Reverse Split the number of issued and  outstanding shares of common stock of the Company will be reduced from a total of 200,000,000 shares to approximately 2,857,143 shares. For information regarding the voting securities held by the officers and directors of the Company, as well as other stockholders holding a minimum of 5% of the Company’s issued and outstanding shares of common stock, please see the Principal Share Ownership section below.

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to “China Kangtai Cactus Bio-Tech Inc.”.

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around August 5, 2005 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter’s rights under Nevada law.

The Reverse Split and the Amendment will each be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you with information regarding the Reverse Split and the Amendment even though your vote is neither required nor requested for the Reverse Split and the Amendment to become effective.

Q. What will I receive when the Reverse Split is effective?

A. You will receive written instructions from our Transfer Agent as to the procedures you will need to follow in order to exchange your existing share certificate for a new share certificate reflecting the number of shares you will own following completion of the reverse split.

Q. What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q. When do you expect the Reverse Split to become effective?

A. The Reverse Split will become effective upon the filing with the Nevada Secretary of State. We expect to file the Reverse Split with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Reverse Split and the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact the Company’s counsel, Burns & Levinson LLP, attention Stephen D. Brook at (617) 345-3000.

ACTIONS BY THE BOARD OF DIRECTORS
AND CONSENTING STOCKHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on July 20, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Reverse Split and the Amendment. In accordance with Section 78.320 of the Nevada Revised Statutes, on July 20, 2005, the proposed Reverse Split and the proposed Amendment were approved by stockholders holding more than a majority of the Company’s issued and outstanding shares.

Background

Pursuant to the satisfying of certain conditions of the Agreement and Plan of Reorganization (“Reorganization Agreement”) between the Company, China Kangtai Cactus Bio-Tech Company Limited, a British Virgin Islands corporation (“Kangtai”) and AGrade Ltd., a British Virgin Islands corporation and principal shareholder of the Company (“AGrade”) dated May 13, 2005, the initial closing under the Reorganization Agreement (the “Initial Closing”) occurred on June 3, 2005. At the Initial Closing, the Company exchanged 110,130,615 of authorized but unissued shares of its Common Stock in exchange for 12% of the issued and outstanding common stock of Kangtai (the “Acquisition”).

Immediately following the Initial Closing, on June 3, 2005, the transactions contemplated by the Stock Purchase Agreement dated May 13, 2005 (“Stock Purchase Agreement”) between the Company, Kangtai or its designee(s) and AGrade closed and pursuant to that closing, the Company sold 30,000,000 of its authorized but unissued shares of Common Stock for $300,000.00 (the “Sale”) to Kangtai or its designee(s).

As a result of the Acquisition and the Sale, the 110,130,615 shares of the Company’s Common Stock exchanged in the Acquisition and the 30,000,000 shares of the Company’s Common Stock issued in the Sale, combined in the aggregate, represent approximately 70.07% of the total outstanding stock of the Company. No part of the consideration used in the Acquisition and Sale to acquire control of the Company was from a loan. Further, Kangtai or its designees were issued a promissory note (“Promissory Note”) for $8,070,000 due on October 28, 2005, which is convertible, at the option of the holder(s) at any time, provided there are enough shares available and after a one for seventy (1:70) reverse stock split of the Company’s Common Stock, into 14,248,395 shares of the Company’s Common Stock, which will represent, post such reverse split, approximately 83.3% of the Company’s Common Stock.

Immediately following the Acquisition and the Sale, on June 3, 2005, the transactions contemplated in the Agreement for Sale of Ownership, dated May 13, 2005, by and between the Company and V-Capital Limited, a Republic of Mauritius corporation (“V-Capital”) closed, pursuant to which the Company sold all of its outstanding shares of stock of Champion Agents Limited (which wholly owns DSI Computer Technology Company Limited) and of Interchance Limited, the Company’s subsidiaries, to V-Capital for the consideration of V-Capital assuming all debts and liabilities of these subsidiaries.

The Acquisition and the Sale described in the paragraphs above are referred to herein as the “Transactions.” The Transactions were approved by the Company’s Board of Directors.

As part of the Transactions, the following changes to the Company’s directors and officers have occurred:

Effective June 3, 2005, Norman Koo resigned as a director, Chief Executive Officer and President of the Company; Terence Ho resigned as a director, Chief Financial Officer, and Treasurer of the Company; Johnny Lu resigned as a director of the Company; and Mantin Lu resigned as a director of the Company. Additionally, Ms. Vivian Szeto resigned as Secretary and director of the Company provided, however, her resignation as a director did not take effect until the fulfillment of the filing and mailing requirements of the Company’s Schedule 14f-1 (discussed below) which occurred on July 22, 2005.

The Board of Directors, in contemplation of the aforementioned resignations, on June 3, 2005, appointed in accordance with Section 3.04 of the Company’s Bylaws, Jinjiang Wang, Chengzhi Wang, Hong Bu, Jiping Wang and Song Yang as members of the Company’s Board of Directors. Due to the Company’s change in the majority of its directors, the Company filed Schedule 14f-1 with the Securities and Exchange Commission (the “SEC”) on June 30, 2005 pursuant to SEC rule 14f-1. This Schedule 14f-1 was mailed to all of the Company’s stockholders on July 12, 2005. The fulfillment of the filing and mailing requirements, including the required 10-day waiting period, occurred on July 22, 2005 and as such, the aforementioned appointments to the Board of Directors became effective July 22, 2005.

Also, the Board of Directors appointed, on June 3, 2005, to serve until the first annual meeting of the Board of Directors or until his or her earlier death, resignation or removal, the following officers to become effective immediately: Jinjiang Wang as President; Chengzhi Wang as General Manager; Hong Bu as Chief Financial Officer and Treasurer; Fengxi Lang as Secretary; Changfu Wang as Vice General Manager; Zhimin Zhan as Vice General Manager; and Lixian Zhou as Assistant General Manager.

Kangtai was incorporated in the British Virgin Islands on November 26, 2004. Kangtai operates through its wholly owned subsidiary, Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd (“Kangda”) which it acquired in November 2004. Kangda was formed under the laws of the People’s Republic of China (“P.R.C.”) on December 30, 1998 as a joint stock liability corporation, which is analogous to a limited liability company in the United States, but changed its structure from a joint stock liability corporation to a wholly owned foreign enterprise under the laws of the P.R.C. in March 2005 due to being acquired by Kangtai. Kangda is in the business of selling and producing cactus and its ramification products in Asia. Kangda’s products include cactus fodder, cactus dry powder, an array of nutritional and bio-pharmaceutical cactus products, and cactus germicides.

The closing date for the Transactions was June 3, 2005.

Description of the Reverse Split

The Reverse Split will result in a reduction of the number of issued and outstanding shares of the Company from 200,000,000 to approximately 2,857,143 shares. As of the effective date of the Reverse Split, each previously outstanding share shall be reduced to 0.01429 shares. However, no fractional shares will be created as a result of the Reverse Split. Accordingly, the number of shares owned by any shareholder who would otherwise receive a fractional share, will be rounded to the next nearest whole number.

The purpose of the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. However, a decrease in the number of outstanding shares will not necessarily result in an increase in the value of remaining shares.

Description of Amendment

The Amendment will result in the name of the Company being changed from “Investnet, Inc.” to “China Kangtai Cactus Bio-Tech Inc.”.

The purpose of the name change is to reflect the changed nature of the Company’s business following the Transactions. The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Approval by Stockholders

Pursuant to Sections 78.403, 78.385 and 78.390 of the Nevada Revised Statutes, amendments to the Company’s Articles of Incorporation which change its name must be approved by a majority of our stockholders. Likewise, pursuant to Section 78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our stockholders. In order to obtain the required approval of our stockholders, we could either convene a special meeting of the stockholders for the specific purpose of voting on the proposed Amendment and the proposed Reverse Split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting of stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Reverse Split and the Amendment is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Reverse Split and the Amendment was July 20, 2005.

As of the Record Date, the Company had 200,000,000 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company’s Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On July 20, 2005, stockholders holding 112,721,068 shares of Common Stock, or approximately 56.36% of the issued and outstanding shares of Common Stock, approved the Reverse Split and the Amendment. No further vote of our stockholders is required for the Company to effect the Reverse Split and the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

None of the Company’s officers or directors or nominees, nor an associate of those individuals has any interest in the matters to be acted upon.

Proposals by Security Holders

None.

Delivery of Documents to Security Holders Sharing an Address

Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

The Company can be reached at No. 99 Taibei Road, Limin Economy and Technology Developing District, Harbin, P. R. C., Zip Code: 150025. Stockholders may also notify the Company by telephone if they wish to receive a separate Information Statement or if receiving multiple copies at the same address and they wish to receive single copies in the future at Burns & Levinson LLP (617) 345-3000, attention: Stephen D. Brook.

Delivery of Documents Incorporated by Reference

The Company will undertake to deliver promptly upon oral or written request a copy of any documents incorporated herein by reference. The Company can be reached at the contact information set forth in the immediately preceding paragraph.

Expenses of Information Statement

The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

No Dissenter’s or Appraisal Rights

Stockholders who did not consent to the Amendment or to the Reverse  Split are not entitled to the dissenter’s or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

The Reverse Split and the Amendment will be effective no sooner than 20 days after the date this Information  Statement is first mailed to our stockholders. The Company anticipates that the Reverse Split and the Amendment will be effective on approximately August 25, 2005.

THE REVERSE SPLIT AND THE AMENDMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT AND THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST  FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE REVERSE SPLIT AND THE AMENDMENT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE REVERSE SPLIT AND THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the stockholders entitled to approve the Reverse Split and the Amendment was July 20, 2005. As of the Record Date, the Company had a total of 200,000,000 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer, director (both current directors and the previous sole director prior to July 22, 2005, the date on which the Company fulfilled its filing and mailing requirements of its Schedule 14f-1 pursuant to SEC Rule 14f-1), all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Title of Class	Name and Address of Owner	Amount and Nature of Ownership	Percent of Class(1)
Common Stock	Jinjiang Wang(2)(3) The 4th Group, 21th Residents’ Committee Xinhua Street, Boli Town, Boli County Heilongjiang Province P.R.C.	41,562,737(2) Direct	20.78%
Common Stock	Chengzhi Wang(3) No. 98 Xiangshun Street Xiangfang Dist. Harbin P.R.C.	33,701,421 Direct	16.85%
Common Stock	Hong Bu(3) Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	6,516,073 Direct	3.26%
Common Stock	Jiping Wang(3) Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	6,067,655 Direct	3.03%
Common Stock	Song Yang(3) Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	6,291,864 Direct	3.15%
Common Stock	Fengxi Lang Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	0	0

Common Stock	Changfu Wang Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	0	0
Common Stock	Zhimin Zhan Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	0	0
Common Stock	Lixian Zhou Harbin Hainan Kangda Cacti Hygienical Foods Co., Ltd No. 99 Taibei Road Limin Economy and Technology Developing District Harbin P.R.C.	0	0
Common Stock	Vivian Szeto(4) Unit 3302, 33/F, Lippo Centre, Tower 2, 89 Queensway, Admiralty, Hong Kong P.R.C.	0	0
Common Stock	All Executive Officers and Directors as a Group	94,139,750	47.07%

(1)          Percentage is based on 200,000,000 shares of Common Stock outstanding as of July 20, 2005. While the Company has issued a convertible note which may convert into 14,248,395 (post a one for seventy reverse split) shares of the Company’s Common Stock, this has not been included in the table because such conversion cannot occur prior to the reverse stock split.

(2)          Jinjiang Wang has been the President of the Company since June 3, 2005. He has been and is the President of Kangda since 2000. Jinjiang Wang acquired 11,562,737 shares of the Company pursuant to the Reorganization Agreement on June 3, 2005 and 30,000,000 shares of the Company as Kangtai’s sole designee pursuant to the Stock Purchase Agreement on June 3, 2005.

(3)          Jinjiang Wang, Chengzhi Wang, Hong Bu, Jiping Wang and Song Yang became members of the Board of Directors on July 22, 2005, the date on which the Company fulfilled its filing and mailing requirements of its Schedule 14f-1.

(4)   As of July 22, 2005, the date on which the Company fulfilled its filing and mailing requirements of its Schedule 14f-1, that was filed with the SEC on June 30, 2005 and mailed to all of the Company’s stockholders on July 12, 2005, Vivian Szeto’s resignation from the Board of Directors became effective and she is no longer a director of the Company. Prior to July 22, 2005, she was serving as the sole director of the Company.

Beneficial ownership is determined in accordance with the rules of the Commission, and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock that may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the grant are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Common Stock indicated as beneficially owned by them.

The Company is subject to the informational requirements of the Securities Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). The Information Statement and such reports and other information  may be inspected  without charge at the Public Reference Room  maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington,  D.C. 20549. Copies of such material may be obtained therefrom at prescribed rates. Information on the operation of the Public Reference Room is  available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

By Order of the Board of Directors of
INVESTNET, INC.
By:	/s/ JINJIANG WANG
Jinjiang Wang
President

EXHIBIT A

JOINT WRITTEN CONSENT
OF THE
SOLE DIRECTOR
AND
MAJORITY STOCKHOLDERS
OF
INVESTNET, INC.
a Nevada Corporation

The undersigned, being the sole member of the Board of Directors and the holders of at least a majority of the outstanding capital stock of Investnet, Inc., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by the Sections 78.315 and 78.320 of the Nevada Statutes and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of July 20, 2005:

REVERSE SPLIT

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding and reserved shares of the Corporation, that it is in the best interests of the Corporation and its shareholders that every seventy (70) issued and outstanding shares of common stock, $.001 par value, of the Corporation (“Common Stock”) be automatically split into 1 share of Common Stock (the “Reverse Stock Split”);

WHEREAS, subject to and in compliance with Relevant Sections of the Nevada General Corporation Law, it is deemed to be in the best interests of the Corporation and its shareholders that a record date for the Reverse Stock Split be set as July 20, 2005, such that all persons holding shares of Common Stock on the Record Date shall have their shares of Common Stock split applying a ratio of 70 to 1 and that an effective date for the Reverse Stock Split be set on the date that is 10 days after the Record Date;

NOW, THEREFORE, BE IT RESOLVED, that, every 70 issued and outstanding shares of Common Stock be and hereby are automatically split into 1 share of Common Stock and no fractional shares shall be issued as a consequence of such split, and the number of shares to be issued to each shareholder of less than an entire share shall be rounded up or down to the nearest whole share;

RESOLVED FURTHER, that the authorized number of shares of Common Stock and Preferred Stock remain at 200,000,000, respectively, and the par value of the Common Stock and Preferred Stock remain at $.001 per share, respectively;

RESOLVED FURTHER, that the Record Date be, and hereby is approved;

RESOLVED FURTHER, that, subject to the foregoing, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to direct the Corporation’s transfer agent to record the appropriate number of shares held by each shareholder after giving effect to the Reverse Stock Split;

AMENDMENT TO ARTICLES OF INCORPORATION

(CHANGE OF CORPORATION NAME)

WHEREAS, it is proposed that the that the Corporation’s Articles of Incorporation, as amended, be amended and restated in their entirety so that, in lieu of the present language, the Corporation’s Articles of Incorporation shall read as substantially set forth in the form attached hereto as Exhibit A, entitled “Amended and Restated Articles of Incorporation of Investnet, Inc.”

BE IT FURTHER RESOLVED, that the appropriate officers of the Corporation prepare, sign and file with the Nevada Secretary of State appropriate Amended and Restated Articles of Incorporation to effect the amendment and restatement.

WHEREAS, the Corporation’s original Articles of Incorporation (the “Original Articles”) were filed with the Nevada Department of State on March 16, 2000, under the name “Investnet, Inc.” (“Investnet”); and

WHEREAS, on September 30, 2003, the Corporation amended the Original Articles (the “Amended Articles”) to increase the number of authorized Common Stock and preferred shares; and

WHEREAS, now the Board of Directors and at least a majority of the shareholders of the Corporation wish to amend and restate the Original Articles and the Amended Articles (the “Amended and Restated Articles”) to change the name of the Corporation from “Investnet, Inc.” to “China Kangtai Cactus Bio-Tech Inc.” and make any other changes as deemed in the best interest of the Corporation;

NOW, THEREFORE, BE IT RESOLVED, that the change of the name of the Corporation from Investnet to “China Kangtai Cactus Bio-Tech Inc.” and the Corporation’s use of the name “China Kangtai Cactus Bio-Tech Inc.” from the date of the filing of the Amended and Restated Articles, is hereby authorized, approved, ratified and confirmed; and all other changes to the proposed Amended and Restated Articles in the form attached as Exhibit A hereto be and hereby is authorized and approved.

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Amended and Restated Articles, in accordance with applicable law;

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.

SOLE DIRECTOR:
By:	/s/ VIVIAN SZETO
Name:	VIVIAN SZETO
STOCKHOLDERS:
By:	/s/ JINJIANG WANG
Name:	JINJIANG WANG
Common Shares Held: 41,562,737

By:	/s/ CHENGZHI WANG
Name:	CHENGZHI WANG
Common Shares Held: 33,701,421
By:	/s/ HONG BU
Name:	HONG BU
Common Shares Held: 6,516,073
By:	/s/ JIPING WANG
Name:	JIPING WANG
Common Shares Held: 6,067,655
By:	/s/ SONG YANG
Name:	SONG YANG
Common Shares Held: 6,291,864
By:	/s/ GUIRONG XU
Name:	GUIRONG XU
Common Shares Held: 6,221,799
By:	/s/ XIUHUA SHI
Name:	XIUHUA SHI
Common Shares Held: 6,067,655
By:	/s/ LIANJIE WANG
Name:	LIANJIE WANG
Common Shares Held: 6,291,864

EXHIBIT A TO THE

JOINT WRITTEN CONSENT
OF THE
SOLE DIRECTOR
AND
MAJORITY STOCKHOLDERS
OF
INVESTNET, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Investnet, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada (the “Corporation”), does hereby certify that:

The Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on March 16, 2000 (the “Articles of Incorporation”).

The Articles of Incorporation of the Corporation were amended by the amendment filed with the Secretary of State of Nevada on September 30, 2003 (the “Amendment”).

This Amended and Restated Certificate of Incorporation, which has been approved and adopted in accordance with Sections 78.403, 78.385 and 78.390 of the Nevada Revised Statutes, with stockholder approval given by written consent in accordance with the provisions of Section 78.2055 of the Nevada Revised Statutes, amends and restates the Articles of Incorporation and the Amendment of the Corporation in its entirety as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
INVESTNET, INC.

FIRST. The name of the Company shall be China Kangtai Cactus Bio-Tech Inc.

SECOND. The address of the registered office of the Corporation in the State of Nevada is 502 East John Street, Carson City, 89706 and the name of the registered agent of the Corporation in the State of Nevada at such address is CSC Services of Nevada, Inc.

THIRD. The purpose for which this corporation is formed is for the purpose of transacting  any lawful business, or promoting or conducting any legitimate object or purpose, under and subject to the laws of the State of Nevada.

FOURTH. The stock of the corporation consists of Common Stock in the amount of Two Hundred Million (200,000,000) shares having par value of $0.001 each and Preferred Stock in the amount of Two Hundred Million (200,000,000) shares having a par value of $0.001 each. There shall be no cumulative voting by shareholders. The description of the Preferred Stock with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights thereof shall be set by the board of directors.

FIFTH. The corporation, by action of its directors, and without action by its shareholders, may purchase its own shares in accordance with the provisions of the Nevada Corporations Code. Such purchases may be made either in the open marker or at a public or private sale, in such manner and amounts, from such holder or holders of outstanding shares of the corporation and at such prices as the directors shall from time to time determine.

SIXTH. No holder of shares of the corporation of any class, as such, shall have any preemptive right to purchase or subscribe for shares of the corporation, of any class, whether now or hereafter authorized.

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SEVENTH. The board of directors shall consist of no fewer than one member and no more than seven members.

EIGHTH. No officer or director shall be personally liable to the corporation or its shareholders for money damages except as provided pursuant to the Nevada Corporations Code.

IN WITNESS WHEREOF these Amended and Restated Articles of Incorporation are hereby executed this ____ day of August, 2005.

By:	/s/ JINJIANG WANG
Jinjiang Wang

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